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                                                                      EXHIBIT 10


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for FS Variable Separate Account of First SunAmerica Life Insurance Company of our report dated January 31, 2000, relating to the financial statements of First SunAmerica Life Insurance Company, and of our report dated March 3, 2000, relating to the financial statements of FS Variable Separate Account, which appear in such Statement of Additional Information. We also consent to the incorporation by reference of our report dated January 31, 2000, relating to the financial statements of First SunAmerica Life Insurance Company, into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Financial Statements" in such Statement of Additional Information and to the reference to us under the heading "Independent Accountants" in such Prospectus.




PricewaterhouseCoopers LLP
Los Angeles, California
April 17, 2000